For Immediate Release
THE INDIA FUND, INC. ANNOUNCES TERMS OF RIGHTS OFFERING
     NEW YORK, July 9, 2009—The India Fund, Inc. (NYSE: IFN; the “Fund”) announced today the terms of its non-transferable rights offering to holders of its common stock (the “Offer”).
     The Fund will issue to stockholders of record on July 20, 2009 one non-transferable right for each whole share of common stock held. The rights will entitle stockholders to subscribe for additional shares of the Fund’s common stock at a subscription price equal to 95% of the Fund’s net asset value per share on the expiration date of the Offer, which is August 14, 2009. Stockholders will be able to purchase one share of common stock for every three rights held. The rights are non-transferable and will not be admitted for trading on the New York Stock Exchange.
     Stockholders who fully exercise all rights issued to them will be entitled to subscribe for additional shares at the subscription price pursuant to an over-subscription privilege. If sufficient shares are not available to honor all requests for over-subscriptions, the Fund may, in its discretion, issue additional shares in an amount up to 25% of the shares that were available in the primary offering. Regardless of whether the Fund issues additional shares, if sufficient shares are not available to honor all over-subscription requests, available shares will be allocated pro rata among stockholders who over-subscribe based on the number of rights originally issued to them by the Fund. If all subscription rights are exercised (including the additional 25%), the Fund will issue approximately 16,032,758 shares of its common stock in the Offer.
     The subscription period for the Offer will be from July 20, 2009 to August 14, 2009, unless extended by the Fund. The Fund expects that subscription forms, together with the prospectus, will be mailed to stockholders on July 20, 2009. Stockholders who hold their shares in bank or broker name will receive the Offer materials from their bank or broker.
     A Registration Statement relating to the shares has been filed with the Securities and Exchange Commission but has not yet become effective. The securities to be offered may not be sold nor may offers to buy be accepted prior to the time that the Registration Statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities to be offered in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
     For further information regarding the Offer, or to obtain a prospectus, when available, please contact Georgeson Shareholder Communications Inc., the Fund’s information agent, at 1-866-297-1264.
     The Fund is a closed-end management investment company that seeks long-term capital appreciation by investing primarily in Indian equity securities. The Fund conducts semi-annual repurchase offers and is traded on the New York Stock Exchange under the trading symbol “IFN.”

     Blackstone Asia Advisors L.L.C. serves as the Investment Manager to the Fund. The Investment Manager is an affiliate of The Blackstone Group.
     Please consider the Fund’s investment objective, risks and charges and expenses carefully before investing. Information on the Fund, including a periodic calculation of the Fund’s net asset value, can be obtained on Blackstone’s website (http://www.blackstone.com) or by calling the Fund’s toll-free phone number at 1-866-800-8933.

Contact:	Blackstone Asia Advisors L.L.C. 1-866-800-8933
     This press release may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. Such forward-looking statements are based on the Fund’s current plans and expectations, and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Additional information concerning such risks and uncertainties are contained in the Fund’s filings with the Securities and Exchange Commission.